August 8, 2003



Securities and Exchange Commission
450 5 Street, N. W.
Washington, DC  20549

RE:  Midland National Life Separate Account C File Number 333-71800

Commissioners:

We are submitting the enclosed prospectus supplement for filing under Rule 497.

If you have any comments or questions about this filing, please contact Fred Bellamy of Sutherland Asbill and Brennan L L P at 202-383-0126.

Sincerely,




/s/
Terri Silvius
Compliance Manager

                 NATIONAL ADVANTAGE VARIABLE ANNUITY PROSPECTUS
                   Flexible Premium Deferred Variable Annuity
               issued by: Midland National Life Insurance Company
              through the Midland National Life Separate Account C

                         Supplement dated August 8, 2003
                         to Prospectus Dated May 1, 2003



This supplement for the National Advantage Variable Annuity alters the prospectus in the following manner:

In March of this year, Van Eck Global notified Midland National that the LEVCO Equity Value fund, managed by John A. Levin & Company, would be liquidated on September 1, 2003. Van Eck Global has recently notified Midland National that this liquidation will not occur. As a result, You are not required to transfer funds out of the LEVCO Equity Value fund and We will not automatically transfer Your balance on September 1st as previously communicated.

The LEVCO Equity Value investment division is no longer available with Midland National's variable products so the fund will remain closed to new premiums and transfers.